EXHIBIT 32

                           SECTION 1350 CERTIFICATION

         In connection with the quarterly report of FreeStar Technology Corporation ("Company") on Form 10-QSB/A for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 3, 2006

By: /s/  Paul Egan
-------------------------------
Paul Egan
Chief Executive Officer

Dated: November 3, 2006

By: /s/  Ciaran Egan
-------------------------------
Ciaran Egan
Secretary/Treasurer/Chief Financial Officer